UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/09/2013

Model N, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35840

Delaware	77-0528806
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1800 Bridge Parkway
Redwood City, CA 94065
(Address of principal executive offices, including zip code)

(650) 610-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On September 9, 2013, Model N, Inc. issued a press release announcing a business update and preliminary guidance for its first quarter of fiscal 2014 ending December 31, 2013 and full fiscal year ending September 30, 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Model N, Inc.

Date: September 09, 2013	By:	/s/ Sujan Jain
Sujan Jain
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release entitled "Model N Provides Business Updated and Preliminary Fiscal 2014 Guidance," dated September 9, 2013